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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 26, 2004
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                Date of Report (Date of earliest event reported)


                                 UNI-MARTS INC.
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             (Exact name of registrant as specified in its charter)



         DELAWARE                        1-11556                25-1311379
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(State or other jurisdiction           (Commission            (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)


                             477 EAST BEAVER AVENUE
                          STATE COLLEGE, PA 16801-5690
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                    (Address of principal executive offices)


                                 (814) 234-6000
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              (Registrant's telephone number, including area code)




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The Current Report on Form 8-K filed by Uni-Marts Inc. (the "Company") on
January 27, 2004, is hereby amended to (i) add Item 1, (ii) restate Item 5, and
(iii) restate Item 7.


ITEM 1.

         On January 26, 2004, Uni-Marts Inc., a Delaware corporation (the "Company") signed a merger agreement (the "Merger Agreement") whereby the Company agreed to merge with and into Green Valley Acquisition Co., LLC ("Green Valley"), a privately-held company formed for the purpose of acquiring the Company. The business and affairs of Green Valley are to be managed under the direction of a Board of Managers that currently consists of six individuals, three of whom have been appointed by an entity controlled by several current members of management of the Company, including Henry D. Sahakian, Daniel D. Sahakian and Ara Kervandjian, and three of whom have been appointed by an entity controlled by individuals who are not affiliated with the Company's current management.

         Upon consummation of the merger, each share of Uni-Marts common stock will be converted into the right to receive a cash payment in the amount of $2.25. Consummation of the merger is subject to various conditions, including that: (a) the Company's lenders and certain of its vendors consent to the transaction, (b) the Company meet certain financial covenants at the time of the closing, and (c) stockholder approval.

         Stockholders representing approximately 39.6% of the outstanding common stock of Uni-Marts have signed voting agreements with Green Valley, pursuant to which they have granted Green Valley irrevocable proxies to vote in favor of the merger.

         The signing of the foregoing Voting Agreements may be deemed to be a change in control of Uni-Marts, and consummation of the merger pursuant to the Merger Agreement would result in a change in control of Uni-Marts.

         The foregoing description of the merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K.


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On January 26, 2004, Uni-Marts Inc., a Delaware corporation (the "Company") signed a merger agreement (the "Merger Agreement") whereby the Company agreed to merge with and into Green Valley Acquisition Co., LLC ("Green Valley"), a privately-held company formed for the purpose of acquiring the Company. The business and affairs of Green Valley are to be managed under the direction of a Board of Managers that currently consists of six individuals, three of whom have been appointed by an entity controlled by several current members of management of the Company, including Henry D. Sahakian, Daniel D. Sahakian and Ara Kervandjian, and three of whom have been appointed by an entity controlled by individuals who are not affiliated with the Company's current management.


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         Upon consummation of the merger, each share of Uni-Marts common stock will be converted into the right to receive a cash payment in the amount of $2.25. Consummation of the merger is subject to various conditions, including that: (a) the Company's lenders and certain of its vendors consent to the transaction, (b) the Company meet certain financial covenants at the time of the closing, and (c) stockholder approval.

         In addition, the Company amended its Rights Agreement dated February 6, 2002, to provide that consummation of the merger and the other transactions contemplated by the Merger Agreement will not trigger the distribution or exercisability of the rights issued pursuant to the Rights Agreement.

         Stockholders representing approximately 39.6% of the outstanding common stock of Uni-Marts have signed voting agreements with Green Valley, pursuant to which they have granted Green Valley irrevocable proxies to vote in favor of the merger.

         In light of the signing of the Merger Agreement, Uni-Marts will not hold its Annual Meeting of Stockholders previously scheduled for February 26, 2004. Instead, the Company expects to hold a Special Meeting of Stockholders to vote upon the approval of the merger transaction in May 2004.

         The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein. The foregoing description of the merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein. The Amendment No. 1 to Rights Agreement is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated by reference herein.

INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

         In connection with the proposed merger, the Company will file proxy materials with the Securities and Exchange Commission for a special meeting of stockholders to vote on the proposed merger of the Company and Green Valley. It is anticipated that the special meeting will be held in May 2004, with the exact timing dependent on the completion of necessary filings. Uni-Marts' stockholders are not being asked to take any action at this time.

         Stockholders are urged to read the proxy statement and any other relevant documents filed with the SEC when they become available because they will contain important information about the merger. Uni-Marts will provide stockholders free copies of the proxy statement and other documents when they become available. In addition, documents filed by Uni-Marts with the SEC will be available free of charge at the SEC's Web site at www.sec.gov.

         Uni-Marts and its directors may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the identity of the persons who


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may, under SEC rules, be deemed participants in the solicitation of stockholders of Uni-Marts in connection with the proposed transaction, and their interests in the solicitation, will be set forth in a proxy statement that will be filed by Uni-Marts with the SEC. Stockholders of Uni-Marts can obtain this information by reading the proxy statement when it becomes available.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits:

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EXHIBIT NO.      DESCRIPTION
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   2.1(1)        Agreement and Plan of Merger between Uni-Marts Inc. and Green
                 Valley Acquisition Co., LLC, dated January 26, 2004.
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   4.1           Amendment No. 1 to Rights Agreement between Uni-Marts Inc. and
                 Mellon Investor Services LLC as Rights Agent.
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  99.1           Press release dated January 27, 2004.
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(1) The schedules and exhibits to the Agreement and Plan of Merger have been omitted pursuant to item 601(b)(2) of Regulation S-K promulgated by the Securities and Exchange Commission. The schedules and exhibits from this filing will be provided upon request.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 4, 2004                       UNI-MARTS INC.


                                              By: /S/ HENRY D. SAHAKIAN
                                              -----------------------------
                                                  Name: Henry D. Sahakian
                                                  Title: Chairman of the Board



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                                  EXHIBIT INDEX


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EXHIBIT NO.      DESCRIPTION
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   2.1(1)        Agreement and Plan of Merger between Uni-Marts Inc. and Green
                 Valley Acquisition Co., LLC, dated January 26, 2004.
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   4.1           Amendment No. 1 to Rights Agreement between Uni-Marts Inc. and
                 Mellon Investor Services LLC as Rights Agent.
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  99.1           Press release dated January 27, 2004.
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(1) The schedules and exhibits to the Agreement and Plan of Merger have been omitted pursuant to item 601(b)(2) of Regulation S-K promulgated by the Securities and Exchange Commission. The schedules and exhibits from this filing will be provided upon request.



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